                                                                      EXHIBIT 99


                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                         AMERICAN EXPRESS ISSUANCE TRUST
                                  SERIES 2005-1

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as servicer ("TRS"), pursuant to the Transfer and Servicing Agreement, dated as of May 19, 2005 (as may be amended and supplemented, the "Agreement"), among AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION V LLC, a Delaware limited liability company, as transferor, TRS, as servicer and administrator, AMERICAN EXPRESS ISSUANCE TRUST, a statutory trust created under the laws of the State of Delaware (the "Trust"), and THE BANK OF NEW YORK, as Indenture Trustee (the "Indenture Trustee"), does hereby certify that:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or the Indenture, dated as of May 19, 2005 (as amended or supplemented, the "Indenture"), between the Trust and the Indenture Trustee, as supplemented by the Series 2005-1 Indenture Supplement, dated as of September 16, 2005, between the Trust and the Indenture Trustee (as amended and supplemented, the "Indenture Supplement" and together with the Indenture, the "Indenture"), as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The  undersigned  is an  Authorized  Officer  of the  Servicer  who is duly
     authorized   pursuant  to  the   Agreement  to  execute  and  deliver  this
     Certificate to the Indenture Trustee.

4.   This  Certificate  relates to the Payment  Date  occurring  on November 15,
     2006.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects its obligations under the Agreement and the Indenture through the Monthly Period preceding such Payment Date and no material default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 6 below.

6. The following is a description of each material default in the performance of the Servicer's obligations under the provisions of the Agreement known to me to have been made by the Servicer through the Monthly Period preceding such Payment Date, which sets forth in detail (i) the nature of each such default, (ii) the action taken by the Servicer, if any, to remedy each such default and (iii) the current status of each such default: None

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November 2006.

                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By:    /s/ Stephen J. Bakonyi
                                                 ----------------------------
                                          Name:  Stephen J. Bakonyi
                                          Title: Vice President
                                                 ABS Operations

                         AMERICAN EXPRESS ISSUANCE TRUST
                                  SERIES 2005-1
                                 MONTHLY REPORT

Monthly Period:                                        25-Sep-06 to 24-Oct-06
Record Date:                                                        31-Oct-06
Payment Date:                                                       15-Nov-06

TRUST ACTIVITY                                                   TRUST TOTALS

1.  Number of days in Monthly Period                                       30

2.  Beginning of Monthly Period Number of Accounts                  7,253,232

3.  Beginning of Monthly Period Principal Receivables,
    including any additions or removals during the Monthly
    Period                                                  $7,990,295,755.16

3a. Addition of Principal Receivables                                   $0.00

3b. Removal of Principal Receivables                                    $0.00

4.  Beginning of Monthly Period Invested Amount of Collateral
    Certificates                                                        $0.00

5.  Beginning of Monthly Period Excess Funding Amount                   $0.00

6.  Beginning of Monthly Period Pool Balance                $7,990,295,755.16

7.  Beginning of Monthly Period Available Overconcentration
    Account Amount                                                      $0.00

8.  New Principal Receivables                               $6,735,521,759.28

9.  Principal Collections                                   $6,876,929,402.64

10. Gross Default Amount                                       $18,345,775.22

11. End of Monthly Period Principal Receivables             $7,830,542,336.58

12. End of Monthly Period Invested Amount of Collateral
    Certificates                                                        $0.00

13. End of Monthly Period Excess Funding Account Amount                 $0.00

14. End of Monthly Period Pool Balance                      $7,830,542,336.58

15. End of Monthly Period Required Pool Balance             $1,200,000,000.00

16. End of Monthly Period Available Overconcentration
    Account Amount                                                      $0.00

17. Required Overconcentration Account Amount                           $0.00

18. End of Monthly Period Number of Accounts                        7,176,588

TRUST PERFORMANCE

1.  Principal Collections                                   $6,876,929,402.64

2.  Principal Payment Rate                                             86.07%

3.  Net Default Amount                                         $12,203,814.71

4.  Annualized Net Default Rate                                         1.90%

5.  Finance Charge Collections                                $212,688,538.21

6.  Trust Portfolio Yield (Net of Defaults)                            31.15%

7.  Delinquencies

    31 - 60 Days Delinquent                                   $163,740,122.30

    61 - 90 Days Delinquent                                    $45,960,991.87

    90+ Days Delinquent                                       $116,191,653.56

    Total 30+ Days Delinquent                                 $325,892,767.73


TRANSFEROR AMOUNT

1.  Beginning of Monthly Period Pool Balance                $7,990,295,755.16

2.  Beginning of Monthly Period Nominal Liquidation Amount  $1,200,000,000.00

3.  Beginning of Monthly Period Transferor Amount           $6,790,295,755.16

4.  End of Monthly Period Pool Balance                      $7,830,542,336.58

5.  End of Monthly Period Nominal Liquidation Amount        $1,200,000,000.00

6.  End of Monthly Period Transferor Amount                 $6,630,542,336.58

7.  End of Monthly Period Required Transferor Amount        $1,174,581,350.49

SERIES 2005-1 NOMINAL LIQUIDATION AMOUNT

1.  Beginning of Monthly Period Series 2005-1 Nominal Liquidation
    Amount                                                    $600,000,000.00

2.  Reimbursement of previous reductions in the Series 2005-1 Nominal
    Liquidation Amount                                                  $0.00

3.  Investor Charge-offs                                                $0.00

4.  Reallocated Principal Collections                                   $0.00

5.  Principal Funding Account Balance                                   $0.00

6.  Payments of principal of the Series 2005-1 Notes                    $0.00

7.  Reimbursement of previous reductions in the Series 2005-1
    Nominal Liquidation Amount                                          $0.00

8.  End of Monthly Period Series 2005-1 Nominal Liquidation
    Amount                                                    $600,000,000.00


REALLOCATION GROUP A ALLOCATIONS      TRUST TOTAL                 GROUP TOTAL

1.  Nominal Liquidation Amount                              $1,200,000,000.00

2.  Finance Charge Collections        $212,688,538.21          $31,942,027.38

3.  Interest                                                    $5,389,850.00

4.  Net Default Amount                                          $1,832,795.44

5.  Servicing Fee paid to the servicer                          $2,000,000.00

6.  Additional Amounts                                                  $0.00

SERIES 2005-1 ALLOCATIONS

1.  Reallocation Group                                                Group A

2.  Shared Excess Available Finance Charge Collections Group          Group A

3.  Shared Excess Available Principal Collections Group               Group A

4.  Principal Funding Account Balance                                   $0.00

5.  Series 2005-1 Floating Allocation Percentage                        7.51%

6.  Series 2005-1 Finance Charge Collections                   $15,971,013.69

7.  Series 2005-1 Reallocation Group A Finance Charge
    Collections                                                $15,960,088.69

8.  Net Investment Proceeds from Principal Funding Account              $0.00

9.  Amounts withdrawn from the Accumulation Reserve Account             $0.00

10. Series 2005-1 Available Finance Charge Collections         $15,960,088.69

11. Series 2005-1 Allocation of Shared Excess Available Finance Charge
    Collections                                                         $0.00

12. Series 2005-1 Determination Date                               10/12/2006

13. Series 2005-1 Monthly Interest (16-Oct-06 to 14-Nov-06)     $2,684,000.00

14. Series 2005-1 Servicing Fee paid to the servicer            $1,000,000.00

15. Series 2005-1 Default Amount                                  $916,397.72

16. Series 2005-1 Principal Allocation Percentage                       7.51%

17. Series 2005-1 Allocation of Principal Collections          516,396,109.48

18. Series 2005-1 Allocation of Shared Excess Available Principal
    Collections                                                         $0.00

19. Series 2005-1 Allocation of amounts withdrawn from the
    Overconcentration Account                                           $0.00

APPLICATION OF SERIES 2005-1 AVAILABLE FINANCE CHARGE COLLECTIONS

1.  Series 2005-1 Available Finance Charge Collections         $15,960,088.69

2.  Class A Notes ($558,000,000)
                                                                $2,487,750.00
    a. Class A Monthly Interest (Note Interest Rate: 5.35000%)
    b. Class A Outstanding Monthly Interest                             $0.00
    c. Class A Additional Interest                                      $0.00
    d. Class A Outstanding Additional Interest                          $0.00

3.  Class B Notes ($12,000,000)
                                                                   $55,000.00
    a. Class B Monthly Interest (Note Interest Rate: 5.50000%)
    b. Class B Outstanding Monthly Interest                             $0.00
    c. Class B Additional Interest                                      $0.00
    d. Class B Outstanding Additional Interest                          $0.00

4.  Class C Notes ($30,000,000)
                                                                  $141,250.00
    a. Class C Monthly Interest (Note Interest Rate: 5.65000%)
    b. Class C Outstanding Monthly Interest                             $0.00
    c. Class C Additional Interest                                      $0.00
    d. Class C Outstanding Additional Interest                          $0.00

5.  Series 2005-1 Servicing Fee paid to servicer                $1,000,000.00

6.  Amount equal to Series 2005-1 Default Amount treated as
    Series 2005-1 Available Principal Collections                 $916,397.72

7.  Amount equal to unreimbursed reductions in the Series 2005-1
    Nominal Liquidation Amount treated as Series 2005-1 Available
    Principal Collections                                               $0.00

8.  Deposited to the Accumulation Reserve Account                       $0.00

9.  Deposited to the Class C Reserve Account                            $0.00

10. In the event of default and acceleration, amount up to the outstanding dollar principal amount of the Series 2005-1 notes
    treated as Series 2005-1 Available Principal Collections            $0.00

11. Remaining amount treated as Shared Excess Available Finance
    Charge Collections available for allocation to other series in Shared Excess Available Finance Charge Collections
    Group A                                                    $11,359,690.97

12. Remaining amount paid to the holder of the
    Transferor Interest                                        $11,359,690.97

APPLICATION OF SHARED EXCESS AVAILABLE FINANCE CHARGE
COLLECTIONS ALLOCATED TO  SERIES 2005-1

1.  Shared Excess Available Finance Charge Collections                  $0.00

2.  Applied to fund Class A Monthly Interest and Class A
    Additional Interest and any past due Class A Monthly
    Interest and Class A Additional Interest                            $0.00

3.  Applied to fund Class B Monthly Interest and Class B Additional
    Interest and any past due Class B Monthly Interest and Class B
    Additional Interest                                                 $0.00

4.  Applied to fund Class C Monthly Interest and Class C Additional
    Interest and any past due Class C Monthly Interest and Class C
    Additional Interest                                                 $0.00

5.  Applied to unpaid Series 2005-1 Servicing Fee                       $0.00

6.  Amount equal to Series 2005-1 Default Amount treated as Series 2005-1
    Available Principal Collections                                     $0.00

7.  Amount equal to unreimbursed reductions in the Series 2005-1
    Nominal Liquidation Amount treated as Series 2005-1 Available
    Principal Collections                                               $0.00

8.  Deposited to the Accumulation Reserve Account                       $0.00

9.  Deposited to the Class C Reserve Account                            $0.00

10. In the event of default and acceleration, amount up to the outstanding dollar principal amount of the Series 2005-1 Notes
    treated as Series 2005-1 Available Principal Collections            $0.00

11. Remaining amount treated as Shared Excess Available Finance Charge Collections available to cover Series Available Finance Charge
    Collections Shortfalls                                              $0.00

12. Remaining amount paid to the holder of the
    Transferor Interest                                                 $0.00

PRINCIPAL COLLECTIONS

1.  Series 2005-1 Principal Allocation Percentage                       7.51%

2.  Series 2005-1 Principal Collections                       $516,396,109.48

3.  Reallocated Principal Collections required to pay shortfalls in interest on the Class A Notes or the Class B Notes or shortfalls
    in the Series 2005-1 Servicing Fee and past due amounts thereon     $0.00

4.  Item 2 minus Item 3                                       $516,396,109.48

5.  Other amounts treated as Series 2005-1 Available Principal
    Collections                                                   $916,397.72

6.  Series 2005-1 Available Principal Collections (total of
    items 4 and 5)                                            $517,312,507.20


APPLICATION OF AVAILABLE PRINCIPAL COLLECTIONS
DURING REVOLVING PERIOD

1.  Treated as Shared Excess Available Principal
    Collections                                               $517,312,507.20


APPLICATION OF PRINCIPAL COLLECTIONS DURING
CONTROLLED ACCUMULATION PERIOD

1.  Principal Funding Account                                           $0.00

2.  Treated as Shared Excess Available Principal Collections            $0.00


APPLICATION OF PRINCIPAL COLLECTIONS DURING EARLY
AMORTIZATION PERIOD

1.  Class A Noteholders                                                 $0.00

2.  Class B Noteholders                                                 $0.00

3.  Class C Noteholders                                                 $0.00

4.  Treated as Shared Excess Available Principal Collections            $0.00


APPLICATION OF SHARED EXCESS AVAILABLE PRINCIPAL COLLECTIONS
ALLOCATED TO SERIES 2005-1

1.  Series 2005-1 Available Principal Collections Shortfall             $0.00

2.  Shared Excess Available Principal Collections                       $0.00

3.  During the Controlled Accumulation Period:

3a. Amount deposited in the Principal Funding Account                   $0.00

4.  During the Early Amortization Period:                               $0.00

4a. Paid to the Class A Noteholders                                     $0.00

4b. Paid to the Class B Noteholders                                     $0.00

4c. Paid to the Class C Noteholders                                     $0.00

SERIES 2005-1 PRINCIPAL FUNDING, ACCUMULATION, CLASS C
RESERVE ACCOUNT

1.  Principal Funding Account
    Opening Balance                                                     $0.00
             Additions                                                  $0.00
             Withdrawals                                                $0.00
    Ending Balance                                                      $0.00

2.  Investment Proceeds on Principal Funding Account                    $0.00

3.  Accumulation Reserve Account Amount
    Opening Balance                                                     $0.00
             Additions                                                  $0.00
             Withdrawals                                                $0.00
    Ending Balance                                                      $0.00


4.  Accumulation Reserve Account target amount                          $0.00

5.  Class C Reserve Account Amount
    Opening Balance                                                     $0.00
             Additions                                                  $0.00
             Withdrawals                                                $0.00
    Ending Balance                                                      $0.00

6.  Class C Reserve Account target amount                               $0.00

PORTFOLIO PERFORMANCE DATA

1.  Series 2005-1 Portfolio Yield
           Current Monthly Period                                      30.51%
           Prior Monthly Period                                        29.46%
           Second Prior Monthly Period                                 30.23%

2.  Series 2005-1 Quarterly Portfolio Yield                            30.06%

3.  Series 2005-1 Base Rate
           Current Monthly Period                                       7.37%
           Prior Monthly Period                                         7.38%
           Second Prior Monthly Period                                  7.38%

4.  Series 2005-1 Quarterly  Base Rate                                  7.37%

5.  Series 2005-1 Excess Spread Percentage
           Current Monthly Period                                      23.14%
           Prior Monthly Period                                        22.08%
           Second Prior Monthly Period                                 22.85%

6.  Series 2005-1 Quarterly  Excess Spread Percentage                  22.69%

Is the Quarterly Excess Spread Percentage greater than the Required
Excess Spread Percentage?                                                 Yes

7.  Principal Payment Rate
           Current Monthly Period                                      86.07%
           Prior Monthly Period                                        85.84%
           Second Prior Monthly Period                                 86.87%

8.  Quarterly Principal Payment Rate                                   86.26%

Is the Quarterly Principal Payment Rate greater than 60%?                 Yes


                                       AMERICAN EXPRESS TRAVEL RELATED
                                       SERVICES COMPANY, INC., as Servicer

                                       By:    /s/ Stephen J. Bakonyi
                                              ----------------------------
                                       Name:  Stephen J. Bakonyi
                                       Title: Vice President
                                              ABS Operations

                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                         AMERICAN EXPRESS ISSUANCE TRUST
                                  SERIES 2005-2

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as servicer ("TRS"), pursuant to the Transfer and Servicing Agreement, dated as of May 19, 2005 (as may be amended and supplemented, the "Agreement"), among AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION V LLC, a Delaware limited liability company, as transferor, TRS, as servicer and administrator, AMERICAN EXPRESS ISSUANCE TRUST, a statutory trust created under the laws of the State of Delaware (the "Trust"), and THE BANK OF NEW YORK, as Indenture Trustee (the "Indenture Trustee"), does hereby certify that:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or the Indenture, dated as of May 19, 2005 (as amended or supplemented, the "Indenture"), between the Trust and the Indenture Trustee, as supplemented by the Series 2005-2 Indenture Supplement, dated as of September 16, 2005, between the Trust and the Indenture Trustee (as amended and supplemented, the "Indenture Supplement" and together with the Indenture, the "Indenture"), as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The  undersigned  is an  Authorized  Officer  of the  Servicer  who is duly
     authorized   pursuant  to  the   Agreement  to  execute  and  deliver  this
     Certificate to the Indenture Trustee.

4.   This  Certificate  relates to the Payment  Date  occurring  on November 15,
     2006.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects its obligations under the Agreement and the Indenture through the Monthly Period preceding such Payment Date and no material default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 6 below.

6. The following is a description of each material default in the performance of the Servicer's obligations under the provisions of the Agreement known to me to have been made by the Servicer through the Monthly Period preceding such Payment Date, which sets forth in detail (i) the nature of each such default, (ii) the action taken by the Servicer, if any, to remedy each such default and (iii) the current status of each such default: None

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November 2006.

                                           AMERICAN EXPRESS TRAVEL RELATED
                                           SERVICES COMPANY, INC., as Servicer

                                           By:    /s/ Stephen J. Bakonyi
                                                  ----------------------------
                                           Name:  Stephen J. Bakonyi
                                           Title: Vice President
                                                  ABS Operations

                         AMERICAN EXPRESS ISSUANCE TRUST
                                  SERIES 2005-2
                                 MONTHLY REPORT

Monthly Period:                                        25-Sep-06 to 24-Oct-06
Record Date:                                                        31-Oct-06
Payment Date:                                                       15-Nov-06

TRUST ACTIVITY                                                   TRUST TOTALS

1.  Number of days in Monthly Period                                       30

2.  Beginning of Monthly Period Number of Accounts                  7,253,232

3.  Beginning of Monthly Period Principal Receivables, including any
    additions or removals during the Monthly Period         $7,990,295,755.16

3a. Addition of Principal Receivables                                   $0.00

3b. Removal of Principal Receivables                                    $0.00

4.  Beginning of Monthly Period Invested Amount of Collateral
    Certificates                                                        $0.00

5.  Beginning of Monthly Period Excess Funding Amount                   $0.00

6.  Beginning of Monthly Period Pool Balance                $7,990,295,755.16

7.  Beginning of Monthly Period Available Overconcentration Account
    Amount                                                              $0.00

8.  New Principal Receivables                               $6,735,521,759.28

9.  Principal Collections                                   $6,876,929,402.64

10. Gross Default Amount                                       $18,345,775.22

11. End of Monthly Period Principal Receivables             $7,830,542,336.58

12. End of Monthly Period Invested Amount of Collateral Certificates    $0.00

13. End of Monthly Period Excess Funding Account Amount                 $0.00

14. End of Monthly Period Pool Balance                      $7,830,542,336.58

15. End of Monthly Period Required Pool Balance             $1,200,000,000.00

16. End of Monthly Period Available Overconcentration
    Account Amount                                                      $0.00

17. Required Overconcentration Account Amount                           $0.00

18. End of Monthly Period Number of Accounts                        7,176,588

TRUST PERFORMANCE

1.  Principal Collections                                   $6,876,929,402.64

2.  Principal Payment Rate                                             86.07%

3.  Net Default Amount                                         $12,203,814.71

4.  Annualized Net Default Rate                                         1.90%

5.  Finance Charge Collections                                $212,688,538.21

6.  Trust Portfolio Yield (Net of Defaults)                            31.15%

7.  Delinquencies

    31 - 60 Days Delinquent                                   $163,740,122.30

    61 - 90 Days Delinquent                                    $45,960,991.87

    90+ Days Delinquent                                       $116,191,653.56

    Total 30+ Days Delinquent                                 $325,892,767.73


TRANSFEROR AMOUNT

1.  Beginning of Monthly Period Pool Balance                $7,990,295,755.16

2.  Beginning of Monthly Period Nominal Liquidation Amount  $1,200,000,000.00

3.  Beginning of Monthly Period Transferor Amount           $6,790,295,755.16

4.  End of Monthly Period Pool Balance                      $7,830,542,336.58

5.  End of Monthly Period Nominal Liquidation Amount        $1,200,000,000.00

6.  End of Monthly Period Transferor Amount                 $6,630,542,336.58

7.  End of Monthly Period Required Transferor Amount        $1,174,581,350.49

SERIES 2005-2 NOMINAL LIQUIDATION AMOUNT

1.  Beginning of Monthly Period Series 2005-2 Nominal Liquidation
    Amount                                                    $600,000,000.00

2.  Reimbursement of previous reductions in the Series 2005-2
    Nominal Liquidation Amount                                          $0.00

3.  Investor Charge-offs                                                $0.00

4.  Reallocated Principal Collections                                   $0.00

5.  Principal Funding Account Balance                                   $0.00

6.  Payments of principal of the Series 2005-2 Notes                    $0.00

7.  Reimbursement of previous reductions in the Series 2005-2
    Nominal Liquidation Amount                                          $0.00

8.  End of Monthly Period Series 2005-2 Nominal Liquidation
    Amount                                                    $600,000,000.00


REALLOCATION GROUP A ALLOCATIONS       TRUST TOTAL                GROUP TOTAL

1.  Nominal Liquidation Amount                              $1,200,000,000.00

2.  Finance Charge Collections         $212,688,538.21         $31,942,027.38

3.  Interest                                                    $5,389,850.00

4.  Net Default Amount                                          $1,832,795.44

5.  Servicing Fee paid to the servicer                          $2,000,000.00

6.  Additional Amounts                                                  $0.00

SERIES 2005-2 ALLOCATIONS

1.  Reallocation Group                                                Group A

2.  Shared Excess Available Finance Charge Collections Group          Group A

3.  Shared Excess Available Principal Collections Group               Group A

4.  Principal Funding Account Balance                                   $0.00

5.  Series 2005-2 Floating Allocation Percentage                        7.51%

6.  Series 2005-2 Finance Charge Collections                   $15,971,013.69

7.  Series 2005-2 Reallocation Group A Finance Charge
    Collections                                                $15,981,938.69

8.  Net Investment Proceeds from Principal Funding Account              $0.00

9.  Amounts withdrawn from the Accumulation Reserve Account             $0.00

10. Series 2005-2 Available Finance Charge Collections         $15,981,938.69

11. Series 2005-2 Allocation of Shared Excess Available
    Finance Charge Collections                                          $0.00

12. Series 2005-2 Determination Date                               10/12/2006

13. Series 2005-2 Monthly Interest (16-Oct-06 to 14-Nov-06)     $2,705,850.00

14. Series 2005-2 Servicing Fee paid to the servicer            $1,000,000.00

15. Series 2005-2 Default Amount                                  $916,397.72

16. Series 2005-2 Principal Allocation Percentage                       7.51%

17.  Series 2005-2 Allocation of Principal Collections         516,396,109.48

18. Series 2005-2 Allocation of Shared Excess Available
    Principal Collections                                               $0.00

19. Series 2005-2 Allocation of amounts withdrawn from the
    Overconcentration Account                                           $0.00

APPLICATION OF SERIES 2005-2 AVAILABLE FINANCE CHARGE COLLECTIONS

1.  Series 2005-2 Available Finance Charge Collections         $15,981,938.69

2.  Class A Notes ($558,000,000)
                                                                $2,506,350.00
    a. Class A Monthly Interest (Note Interest Rate: 5.39000%)
    b. Class A Outstanding Monthly Interest                             $0.00
    c. Class A Additional Interest                                      $0.00
    d. Class A Outstanding Additional Interest                          $0.00

3.  Class B Notes ($12,000,000)
                                                                   $56,000.00
    a. Class B Monthly Interest (Note Interest Rate: 5.60000%)
    b. Class B Outstanding Monthly Interest                             $0.00
    c. Class B Additional Interest                                      $0.00
    d. Class B Outstanding Additional Interest                          $0.00

4.  Class C Notes ($30,000,000)
                                                                  $143,500.00
    a. Class C Monthly Interest (Note Interest Rate: 5.74000%)
    b. Class C Outstanding Monthly Interest                             $0.00
    c. Class C Additional Interest                                      $0.00
    d. Class C Outstanding Additional Interest                          $0.00

5.  Series 2005-2 Servicing Fee paid to servicer                $1,000,000.00

6.  Amount equal to Series 2005-2 Default Amount treated as
    Series 2005-2 Available Principal Collections                 $916,397.72

7.  Amount equal to unreimbursed reductions in the Series 2005-2
    Nominal Liquidation Amount treated as Series 2005-2 Available
    Principal Collections                                               $0.00

8.  Deposited to the Accumulation Reserve Account                       $0.00

9.  Deposited to the Class C Reserve Account                            $0.00

10. In the event of default and acceleration, amount up to the outstanding dollar principal amount of the Series 2005-2 notes
    treated as Series 2005-2 Available Principal Collections            $0.00

11. Remaining amount treated as Shared Excess Available Finance
    Charge Collections available for allocation to other series in Shared Excess Available Finance Charge Collections
    Group A                                                    $11,359,690.97

12. Remaining amount paid to the holder of the
    Transferor Interest                                        $11,359,690.97

APPLICATION OF SHARED EXCESS AVAILABLE FINANCE CHARGE
COLLECTIONS ALLOCATED TO  SERIES 2005-2

1.  Shared Excess Available Finance Charge Collections                  $0.00

2.  Applied to fund Class A Monthly Interest and Class A Additional
    Interest and any past due Class A Monthly Interest and Class A
    Additional Interest                                                 $0.00

3.  Applied to fund Class B Monthly Interest and Class B Additional
    Interest and any past due Class B Monthly Interest and Class B
    Additional Interest                                                 $0.00

4.  Applied to fund Class C Monthly Interest and Class C Additional
    Interest and any past due Class C Monthly Interest and Class C
    Additional Interest                                                 $0.00

5.  Applied to unpaid Series 2005-2 Servicing Fee                       $0.00

6.  Amount equal to Series 2005-2 Default Amount treated as Series
    2005-2 Available Principal Collections
                                                                        $0.00
7.  Amount equal to unreimbursed reductions in the Series 2005-2
    Nominal Liquidation Amount treated as Series 2005-2 Available
    Principal Collections                                               $0.00

8.  Deposited to the Accumulation Reserve Account                       $0.00

9.  Deposited to the Class C Reserve Account                            $0.00

10. In the event of default and acceleration, amount up to the outstanding dollar principal amount of the Series 2005-2
    Notes treated as Series 2005-2 Available Principal Collections      $0.00

11. Remaining amount treated as Shared Excess Available Finance Charge Collections available to cover Series Available Finance Charge
    Collections Shortfalls                                              $0.00

12. Remaining amount paid to the holder of the
    Transferor Interest                                                 $0.00

PRINCIPAL COLLECTIONS

1.  Series 2005-2 Principal Allocation Percentage                       7.51%

2.  Series 2005-2 Principal Collections                       $516,396,109.48

3.  Reallocated Principal Collections required to pay shortfalls in interest on the Class A Notes or the Class B Notes or
    shortfalls in the Series 2005-2 Servicing Fee and past due
    amounts thereon                                                     $0.00

4.  Item 2 minus Item 3                                       $516,396,109.48

5.  Other amounts treated as Series 2005-2 Available Principal
    Collections                                                   $916,397.72

6.  Series 2005-2 Available Principal Collections (total of items
    4 and 5)                                                  $517,312,507.20


APPLICATION OF AVAILABLE PRINCIPAL COLLECTIONS
DURING REVOLVING PERIOD

1.  Treated as Shared Excess Available Principal
    Collections                                               $517,312,507.20


APPLICATION OF PRINCIPAL COLLECTIONS DURING
CONTROLLED ACCUMULATION PERIOD

1. Principal Funding Account                                            $0.00

2.  Treated as Shared Excess Available Principal Collections            $0.00


APPLICATION OF PRINCIPAL COLLECTIONS DURING EARLY
AMORTIZATION PERIOD

1.  Class A Noteholders                                                 $0.00

2.  Class B Noteholders                                                 $0.00

3.  Class C Noteholders                                                 $0.00

4.  Treated as Shared Excess Available Principal Collections            $0.00


APPLICATION OF SHARED EXCESS AVAILABLE PRINCIPAL COLLECTIONS
ALLOCATED TO SERIES 2005-2

1.  Series 2005-2 Available Principal Collections Shortfall             $0.00

2.  Shared Excess Available Principal Collections                       $0.00

3.  During the Controlled Accumulation Period:

3a. Amount deposited in the Principal Funding Account                   $0.00

4.  During the Early Amortization Period:                               $0.00

4a. Paid to the Class A Noteholders                                     $0.00

4b. Paid to the Class B Noteholders                                     $0.00

4c. Paid to the Class C Noteholders                                     $0.00

SERIES 2005-2 PRINCIPAL FUNDING, ACCUMULATION, CLASS C
RESERVE ACCOUNT

1.  Principal Funding Account
    Opening Balance                                                     $0.00
         Additions                                                      $0.00
         Withdrawals                                                    $0.00
    Ending Balance                                                      $0.00

2.  Investment Proceeds on Principal Funding Account                    $0.00

3.  Accumulation Reserve Account Amount
    Opening Balance                                                     $0.00
         Additions                                                      $0.00
         Withdrawals                                                    $0.00
    Ending Balance                                                      $0.00


4.  Accumulation Reserve Account target amount                          $0.00

5.  Class C Reserve Account Amount
    Opening Balance                                                     $0.00
         Additions                                                      $0.00
         Withdrawals                                                    $0.00
    Ending Balance                                                      $0.00

6.  Class C Reserve Account target amount                               $0.00

PORTFOLIO PERFORMANCE DATA

1.  Series 2005-2 Portfolio Yield
    Current Monthly Period                                             30.55%
    Prior Monthly Period                                               29.50%
    Second Prior Monthly Period                                        30.27%

2.  Series 2005-2 Quarterly Portfolio Yield                            30.11%

3.  Series 2005-2 Base Rate
    Current Monthly Period                                              7.41%
    Prior Monthly Period                                                7.42%
    Second Prior Monthly Period                                         7.42%

4.  Series 2005-2 Quarterly  Base Rate                                  7.42%

5.  Series 2005-2 Excess Spread Percentage
    Current Monthly Period                                             23.14%
    Prior Monthly Period                                               22.08%
    Second Prior Monthly Period                                        22.85%

6.  Series 2005-2 Quarterly  Excess Spread Percentage                  22.69%

Is the Quarterly Excess Spread Percentage greater than the Required
Excess Spread Percentage?                                                 Yes

7.  Principal Payment Rate
    Current Monthly Period                                             86.07%
    Prior Monthly Period                                               85.84%
    Second Prior Monthly Period                                        86.87%

8.  Quarterly Principal Payment Rate                                   86.26%

Is the Quarterly Principal Payment Rate greater than 60%?                 Yes


                                     AMERICAN EXPRESS TRAVEL RELATED
                                     SERVICES COMPANY, INC., as Servicer

                                     By:    /s/ Stephen J. Bakonyi
                                            ----------------------------
                                     Name:  Stephen J. Bakonyi
                                     Title: Vice President
                                            ABS Operations